As filed with the Securities and Exchange Commission on November 10, 2009

File No. 333-124214

United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No._____

Post-Effective Amendment No. ______

(Check appropriate box or boxes)

AMERICAN INDEPENDENCE FUNDS TRUST

335 Madison Avenue, Mezzanine, New York, NY 10017

Eric Rubin, President

American Independence Financial Services, LLC

335 Madison Avenue, Mezzanine

New York, NY 10017

(646) 747-3477

Copies to:

Jon Rand, Esq.

Dechert LLP

1095 Avenue of the Americas
New York, NY 10036-6797

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of the Registrant.

It is proposed that this registration statement will become effective on December 10, 2009, pursuant to Rule 488 under the Securities Act of 1933, as amended.

PROXY MATERIALS

THE FUSION FUND

A series of:

Trust for Professional Managers

615 East Michigan Street

Milwaukee, Wisconsin 53202

(414) 287-3338

December 10, 2009

Dear Shareholder:

On behalf of the Board of Trustees of Trust for Professional Managers (the “Trust”), we are pleased to invite you to a special meeting (the “Special Meeting”) of shareholders of The Fusion Fund (the “Acquired Fund”) to be held at 10:00 a.m., Central Standard Time, on December 21, 2009 at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The purpose of the Special Meeting is to ask shareholders to consider the following proposals:

1.   A proposal to approve an Agreement and Plan of Reorganization by and among the Fund and the American Independence Fusion Fund (“AI Fusion” or “Acquiring Fund”), a newly-created series of American Independence Funds Trust (the “AIF Trust”), which provides for and contemplates: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (iii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquiring Fund; and

2.   To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

The AI Fund is a separate series of AIF Trust, a Delaware statutory trust, managed by American Independence Financial Services, LLC (“AIFS”), who currently serves as the investment adviser to the Acquired Fund.  The Acquiring Fund has similar investment strategies and objectives to the Acquired Fund.

Based on the recommendation of AIFS, the Board of Trustees of the Trust (the “TPM Board”) has determined that the reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the reorganization.  As a result, the TPM Board has approved the reorganization and has recommended the reorganization to the Acquired Fund’s shareholders.  The Board recommends that shareholders vote “FOR” the reorganization.  The matters referred to above are discussed in detail in the combined prospectus/proxy statement attached to this letter.

Your vote is important.  Please review this proxy statement and sign and return the proxy card you have received today.  You may also vote by telephone or via the Internet as explained in the enclosed proxy materials.  If you have questions regarding any of the proposals or need assistance in completing your proxy card, please contact 1-800-266-8787. As the meeting date approaches, if we have still not received your executed ballot, you may receive a call from AIFS reminding you to vote your shares.

Shareholders of record as of the close of business on October 30, 2009, are entitled to vote at the Special Meeting and any adjournments thereof.  If you attend the Special Meeting, you may vote your shares in person.  Even if you do not attend the Special Meeting, you may authorize your proxy by completing, signing and returning the enclosed proxy card by mail using the postage-paid envelope provided.

Whether or not you expect to attend the Special Meeting, please complete and return the enclosed proxy card.  If shareholders do not return their proxies in sufficient numbers, The Fusion Fund may be required to make additional solicitations.

Sincerely,

Joseph C. Neuberger

President, Chairman and Trustee

Trust for Professional Managers

TRUST FOR PROFESSIONAL MANAGERS

THE FUSION FUND

December 9, 2009

Questions & Answers

For Shareholders of the Fusion Fund:

The following questions and answers provide an overview of the proposal to reorganize (the “Reorganization”) The Fusion Fund (the “Fund” or “Acquired Fund”), a series of Trust for Professional Managers (the “Trust”) into a corresponding portfolio (the “AI Fusion Fund” or “Acquiring Fund”) of the American Independence Funds Trust (“AIF Trust”).  We also encourage you to read the full text of the combined proxy statement/prospectus (the “Proxy/Prospectus”) that follows.

Q:	What are shareholders being asked to vote upon?

A: Shareholders of the Fund are being asked to consider and approve a proposal to reorganize the Fund into a corresponding portfolio offered by AIF Trust.  Shareholders of the Fund will vote on the proposal together as a single class at a special meeting of shareholders (the “Special Meeting”) to be held on December 21, 2009.

Q:	Why has the Reorganization been recommended?

A: Based on the recommendation of American Independence Financial Services, LLC (“AIFS”), the Fund’s investment adviser, the Board of Trustees (the “TPM Board”) of the Trust has determined that the Reorganization is in the best interest of the shareholders of the Fund.  On July 31, 2009, the shareholders of the Fund approved a new investment advisory agreement between the Fund and AIFS.  In view of the fact that AIFS currently advises an affiliated family of funds that comprise the AIF Trust, the TPM Board determined that the proposed reorganization of the Fund into a portfolio of the AIF Trust was practical.  The TPM also reviewed and considered, with the assistance of independent legal counsel, a number of factors relating to the Acquired Fund and Acquiring Fund and determined that the Reorganization is in the best interests of the shareholders of the Fund.  Please refer to the Proxy/Prospectus for more details on the TPM Board’s considerations.

Q:	What will happen to my Acquired Fund investment if the Reorganization is approved?

            A:  If the Reorganization with respect to your Acquired Fund is approved, you will become a shareholder of Class A Shares of the corresponding Acquiring Fund on or about the close of business on December 30, 2009, and will no longer be a shareholder of the Acquired Fund, which will cease operations at that time.  You will automatically receive Class A shares of the Acquiring Fund having an aggregate value equal to the value of your Acquired Fund shares at the time of the Reorganization.  No sales charge will be imposed at the time of the transaction either on the Acquiring Fund shares you receive or the Acquired Fund shares you give up in the reorganization, and you will not be required to take any affirmative steps or incur any costs to receive the Acquiring Fund shares in the Reorganization.

Q:	How do the expense ratios of the Fund and the Acquiring Fund compare?

A:  The Acquired Fund has a management fee of 1.90% and the Fund’s total operating expenses after expense reductions are 2.09%; there are no front-end loads or distribution fees.  Class A shares of the Acquiring Fund have a front-end sales charge of 2.25%, a management fee of 1.75%, and distribution and service fees of 0.50%. Shareholders of the Acquired Fund will be grandfathered in, meaning that they will not incur the sales charge as a result of the Reorganization transaction or any future purchases of Class A shares of the Acquired Fund.  Please see the comparative expense table located in the Proxy/Prospectus included in this package.

Q:    Do the Fund and Acquiring Fund have similar investment objectives and policies?

A: The investment objectives of the Acquired Fund and the Acquiring Fund are identical; however there are minor differences in the principal strategies of the funds.  Whereas the Acquired Fund seeks to meet its objective by investing in exchange-traded funds (“ETFs”) investing in securities, both equity and debt, of various regions and countries, both developed and emerging markets, the Acquiring Fund will seek to meet its objective by investing directly in equity securities as well as ETFs of various regions and countries.  In addition, the Acquiring Fund intends to invest up to 150% net long and up to 50% net short; whereas the Acquired Fund currently invests up to 130% net long and up to 30% net short.  Please refer to the Proxy/Prospectus included in this package for more details on the objectives and strategies of the Funds.

Q:    Will there be a change to the Investment Adviser as a result of the Reorganization?

A: No, AIFS will remain the Investment Adviser following the Reorganization.  AIFS currently serves as the investment adviser of AIF Trust, of which the Acquiring Fund is a separate series.  For more information about AIF Trust, please refer to the enclosed Proxy/Prospectus.

Q:    Will there be any changes to my investment privileges as a result of the Reorganization?

A: If approved, the Reorganization will result in the sale of all of the assets of the Acquired Fund to and the assumption of all of the liabilities of, the Acquired Fund by, the Acquiring Fund, in exchange for the Acquiring Fund’s Class A shares, which will be distributed pro rata by the Acquired Fund to the holders of its shares in complete liquidation of Acquired Fund.  This means that, as  result of the Reorganization, you will become a Class A shareholder of the AI Fusion Fund.  minimum investment for Class A Shares of the is $2,000, and the minimum amount for subsequent investments is $250. Class A shares of the AI Fusion Fund are subject to a front-end sales charge of 2.25%, however, shareholders of the Acquired Fund will be “grandfathered in”, meaning that they will not incur the front-end sales charge as a result of the Reorganization transaction or any future purchases of Class A shares of the Acquired Fund.  Please refer to the Proxy/Prospectus included in this package for more details on how to invest in the AI Fusion Fund.

Q:	Who will pay the expenses associated with the Special Meeting and the Reorganization?

A: All of the expenses of the Reorganization of the Fund, including the costs relating to the Special Meeting, will be paid by AIFS or Wespac, or an affiliate thereof ..

Q:	What are the federal tax implications to shareholders in connection with the proposed reorganization?

A: Shareholders of the Fund are not expected to recognize a gain or loss for federal income tax purposes on the exchange of their shares for the shares of the AI Fusion Fund in the Reorganization.  The cost basis and holding period of the Fund’s shares are expected to carry over to your new shares in the AI Fusion Fund.  You should consult your own tax advisor regarding other federal, state or local tax consequences of the Reorganization.

Q:	What happens if the Reorganization is Not Approved?

A: If the required approval of shareholders is not obtained, the Meeting may be adjourned as more fully described in the enclosed Proxy/Prospectus..  If shareholders of the Fund fail to approve the Reorganization, the Fund will not be reorganized into the Acquiring Fund, and AIFS and the TPM Board will consider other alternatives for the Fund.

Q:  Who Is Eligible to Vote?

A:  Shareholders of record as of the close of business (4:00 p.m., Eastern time) on October 30, 2009 are entitled to attend and vote at the Special Meeting or any adjournment of the Special Meeting. Each share of the Fund is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

THE FUSION FUND

A series of:

Trust for Professional Managers

615 East Michigan Street

Milwaukee, Wisconsin 53202

(414) 287-3338

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On December 21, 2009

To Shareholders of The Fusion Fund:

Notice is hereby given that a special meeting of the shareholders (the “Special Meeting”) of The Fusion Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”) will be held at 10:00a.m., Central Time, on December 21, 2009 at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  At the Special Meeting, you and the other shareholders of the Fund will be asked to consider and vote separately upon:

1.   A proposal to approve an Agreement and Plan of Reorganization by and among the Fund and the American Independence Fusion Fund (“AI Fusion Fund” or “Acquiring Fund”)), a newly-created series of American Independence Funds Trust (the “AIF Trust”), which provides for and contemplates: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (iii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquiring Fund; and

2.   To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

Proposal 1 is described in the attached combined Proxy Statement/Prospectus. Based on the recommendation of American Independence Financial Services, LLC, the Board of Trustees of the Trust recommends that you vote in favor of the Proposal.

Only shareholders of record as of the close of business on October 30, 2009 are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy.  If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting.”  Whether or not you expect to attend the Special meeting, please submit your vote by toll-free telephone or by mail using the enclosed postage prepaid envelope, according to the enclosed voting instructions.  Your prompt voting by proxy will help assure a quorum at the Special Meeting.  Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the enclosed Proxy Statement/Prospectus or in person at the time of the Special Meeting.

By Order of the Board of Trustees of

Trust for Professional Managers,

Rachel A. Spearo

Secretary

COMBINED PROXY STATEMENT/PROSPECTUS

December 9,2009 Acquisition of the Assets and Assumption of All Liabilities of

THE FUSION FUND

a series of

Trust for Professional Managers

615 East Michigan Street

Milwaukee, Wisconsin 53202

(414) 287-3338

By and in Exchange for Class A Shares of

AMERICAN INDEPENDENCE FUSION FUND

a series of

American Independence Funds Trust

335 Madison Avenue, Mezzanine

New York, New York 10017

(888) 266-8787

This combined proxy statement/prospectus (the “Proxy/Prospectus”) is being furnished to shareholders of The Fusion Fund (the “Fund” or “Acquired Fund”), a series of Trust for Professional Managers, a Delaware statutory trust (the “Trust”), managed by American Independence Financial Services, LLC (“AIFS”).  The Board of Trustees of the Trust (the “TPM Board”) has called a special meeting of shareholders of the Fund (the “Special Meeting”) to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on December 21, 2009 at 10:00, Central Time.   At the Special Meeting, you and the other shareholders of the Fund will be asked to consider and vote separately upon:

1.   A proposal to approve an Agreement and Plan of Reorganization by and among the Fund and the American Independence Fusion Fund (“AI Fusion Fund” or “Acquiring Fund”)), a newly-created series of American Independence Funds Trust (the “AIF Trust”), which provides for and contemplates: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (iii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquiring Fund; and

2.   To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

This Proxy/Prospectus describes the reorganization proposal (“Reorganization”) pursuant to the Reorganization Agreement. A form of the Reorganization Agreement is attached as Exhibit A.  As a result of the Reorganization, each owner of shares of the Acquired Fund will become the owner of Acquiring Fund Shares, having a total net asset value equal to the total net asset value of his or her holdings in the Acquired Fund as of the close of business on December 30, 2009 (the “Closing Date”).

The Trustees believe that the proposed Reorganization is in the best interests of the Acquired Fund and its shareholders.

Class A shares of the Acquiring Fund have a different fee structure than that of the Acquired Fund.  The Acquiring Fund’s Class A has a sales load and distribution and service fees.  However, no sales charge will be imposed on the shares of the Acquiring Fund received by Acquired Fund shareholders in connection with the Reorganization.  The AI Fusion Fund also has an Institutional Class with different fee arrangements.  For more information about the classes of shares offered by the AI Fusion Fund, see “Introduction – Comparison of Fees and Expenses” and “Additional Information about the Acquiring Fund – Purchases, Redemptions and Exchanges of Fund Shares and Other Shareholder Information” in this Proxy/Prospectus.

The Acquired Fund and the Acquiring Fund are each a series of an open-end management investment company.  The investment objectives and principal investment strategies of the Acquired Fund are generally similar to those of the Acquiring Fund.  There are certain differences, however, in investment policies, strategies and principal risks. Please see “Information; Summary – Comparison of Investment Objectives and Principal Investment Strategies”.

The AI Fusion Fund is a newly organized series of AIF Trust that has been created for purposes of the Reorganization and will not commence operations until the date of the Reorganization. AIFS, the current adviser for the Fund, will continue to serve as the investment adviser to the AI Fusion Fund.

The Reorganization is being structured as a tax-free reorganization for federal income tax purposes. See “Information about the Proposed Reorganization – Tax Status of the Reorganization” in this Proxy/Prospectus.  Shareholders should consult their tax advisers to determine the actual impact of the Reorganization in light of their individual tax circumstances.

This Proxy/Prospectus sets forth concisely the information that a Fund shareholder should know before voting on the Reorganization and investing in the AI Fusion Fund, and should be retained for future reference. It is both the Fund’s proxy statement for the Special Meeting and a prospectus for the AI Fusion Fund.

Additional information about the Fund is set forth in the Statement of Additional Information dated December 29, 2009 relating to this Proxy/Prospectus and in the Fund’s prospectus dated December 29, 2008, which has previously been provided to you, and are incorporated herein by reference. Each of these documents is on file with the U.S. Securities and Exchange Commission (the “SEC”), and is available without charge by calling (877) 600-7788, by visiting the Fund’s website at www.fusionmutualfunds.com or by writing to The Fusion Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

The information contained in the current prospectuses for the AI Fusion Fund dated December 30, 2009 is also incorporated by reference into this Proxy/Prospectus.  Each of these documents is on file with the SEC, and is available without charge by calling American Independence Funds at (888) 266-8787, in writing to American Independence Funds, 335 Madison Avenue, Mezzanine, New York, NY 10017, or via website at www.aifunds.com. In addition, a current prospectus for the AI Fusion Fund accompanies this Proxy/Prospectus.

The Annual Report for the Fund for the year ended August 31, 2009 can be obtained without charge by calling (877) 600-7788, by visiting the Fund’s website at www.fusionmutualfunds.com, or by writing to The Fusion Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. This document, together with other information about the Fund and the AI Fusion Fund, is also available at the SEC’s Public Reference Room in Washington, D.C. Copies can be obtained, after paying a duplicating fee, by calling (202) 551-8090 or by electronic request at publicinfo@sec.gov.  Reports and other information are also available on the EDGAR Database on the SEC’s website at www.sec.gov.

•         This Proxy/Prospectus is expected to be first sent to shareholders on or about December 9, 2009.

•         The Acquired Fund will be dissolved on or promptly after the Closing Date.

•         In recommending the Reorganization, the TPM Board has determined that the Reorganization is in the best interest of the shareholders of the Fund and will not dilute the interests of shareholders. The TPM Board has made that determination on the basis of the factors discussed in more detail below in the Proxy/Prospectus, “Information About the Proposed Reorganization – Reason for the Reorganization and Board Approval”.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUSION FUND OR THE AI FUSION FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN EITHER FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

PROXY STATEMENT/PROSPECTUS

TABLE OF CONTENTS

INTRODUCTION                                                                                                                                                                             9

        Summary

                Proposed Reorganization

                Voting Information

                Federal Income Tax Consequences

                Comparison of Investment Objectives and Principal Strategies

        Comparison of Fees and Expenses

PRINCIPAL RISK FACTORS                                                                                                                                                      12

COMPARISON INFORMATION ABOUT THE FUND AND THE ACQUIRING FUND                                                           15

        General

                Governing Law

                Board of Trustees

                Share Classes

                Fiscal Year

        Comparison of Investment Objectives, Strategies and Principal Risks in the Funds

INFORMATION ABOUT THE PROPOSED REORGANIZATION                                                                                            18

        The Reorganization Agreement

        Termination of the Reorganization Agreement

        Description of Acquiring Fund’s Shares

        Reasons for the Reorganization and Board Consideration

        Tax Status of Reorganization

VOTING INFORMATION                                                                                                                                                             20

        General

        Revoking Proxies

        Outstanding Shares

        Adjournments

        Control Persons and Principal Shareholders

ADDITIONAL INFORMATION ABOUT THE AQUIRING FUND                                                                                              21

        Distribution Arrangements

        Purchase, Redemption and Exchange of Fund Shares and Other Shareholder Information

OTHER INFORMATION                                                                                                                                                               31

        Shareholder Proposals

        Other Business

        Available Information

        Experts

MATERIALS INCORPORATED BY REFERENCE                                                                                                                    32

APPENDIX A                                                                                                                                                                                 33

I.         INTRODUCTION

A.     Summary.  This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy/Prospectus and the Reorganization Agreement, the form of which is attached to this Proxy/Prospectus as Exhibit A.

i.         The Proposed Reorganization.  At a meeting held on October 23, 2009, the TPM Board, including the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the Reorganization Agreement.  The Reorganization Agreement provides for the reorganization of the Fund into the AI Fusion Fund. The AI Fusion Fund is a newly organized series of the AIF Trust that has been created for the purpose of the Reorganization and will not commence operations until the date of the Reorganization.  The Board of Trustees for the Acquiring Fund, at a meeting held on June 26, 2009, also unanimously approved the Reorganization Agreement.

As set forth in the Reorganization Agreement, the Reorganization would involve (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (iii) the pro rata distribution, after the Closing Date, of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund.

The Reorganization Agreement is subject to approval by the shareholders of the Acquired Fund.  The Reorganization, if approved by shareholders of the Acquired Fund, is scheduled to be effective as of the close of business on the Closing Date December 30 2009, or on such later date as the parties may agree to in a written amendment to the Reorganization Agreement.  As a result of the Reorganization, each Fund shareholder will become a shareholder of the AI Fusion Fund and will hold, immediately after the Reorganization, AI Fusion Fund shares having a total dollar value equal to the total dollar value of the shares such shareholder held in the Fund immediately prior to the effectiveness of the Reorganization. See “Information about the Proposed Reorganization” below.  For more information about the classes of shares offered by the Funds, see “Additional Information About the Acquiring Fund – Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” below.

The TPM Board, including a majority of the Independent Trustees, believes that the terms of the Reorganization Agreement are fair and reasonable and that the interests of existing shareholders of the Fund will not be diluted as a result of the proposed Reorganization.  In approving the Reorganization, the Board considered, among other things, that (1) the Reorganization was recommended by the Fund’s investment adviser; (2) the investment objectives, policies and strategies of the Acquiring Fund are generally similar to those of the Fund; (3) the Acquiring Fund will continue to be managed by AIFS; (4) as a series of AIF Trust, the Fund is expected to benefit from administrative and other services provided to AIF Trust by AIFS as part of the family of funds sponsored by AIFS; (5) the Fund will not bear the cost of the Reorganization; and (6) the shareholders of the Fund would not likely experience any tax consequences as a result of the Reorganization.  For these reasons and additional reasons set forth below under “Information About the Proposed Reorganization – Reasons for the Reorganization and Board Consideration,” the TPM Board recommends the approval of the proposed Reorganization by the Fund’s shareholders.

ii.        Voting Information.  Approval of the Reorganization will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Special Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. See “Voting Information” below.

iii.      Federal Income Tax Consequences.  As a condition to the closing of the Reorganization, each party to the Reorganization Agreement must receive an opinion of Thompson Hine LLP, legal counsel, to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  See “Information about the Proposed Reorganization—Tax Status of the Reorganization,” below. The exchange of shares in the Reorganization is intended to be tax-free under federal income tax laws (although there can be no assurances that the Internal Revenue Service will take a similar position) and shareholders of the Fund will not pay any sales charge as a result of the exchange of the shares in the Reorganization.

iv.      Comparison of Investment Objectives and Principal Investment Strategies.  This section summarizes the differences between the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund. More detailed comparisons of the Funds, including risks, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management, appear below in this Proxy/Prospectus.  More information can be found in each Fund’s prospectus and Fund SAI.

Both funds seek long-term capital appreciation across a wide variety of market conditions, with the goal of providing longer term investors better returns with less volatility than the broad equity market averages across a full market cycle.

Primary differences between the Funds include:

•         Investment Style. The Acquired Fund applies proprietary, trend-following methodologies using a top-down approach, while the Acquiring Fund intends to apply proprietary quantitative and trading methodologies using both a bottom-up and top-down approach.

•         Equity Securities. The Acquired Fund invests primarily in exchange-traded funds (“ETFs”), while the Acquiring Fund intends to invest directly in equity securities as well as ETFs.

•         Leveraged Technique. The Acquired Fund may employ both leveraged investment techniques as well as short positions on target securities which allow the Fund a net exposure which can range from 130% net long to 50% net short in its portfolio, while the Acquiring Fund intends to have a net exposure which can range from 150% net long to 50% net short.

B.      Comparison of Fees and Expenses.  This section summarizes the effect of the Reorganization on the fees and expenses of the Acquired Fund.

The current advisory agreement by and between the Fund and the current Adviser requires the Adviser to provide or pay the costs of all advisory and non-advisory services required to operate the Fund in exchange for a single unitary management fee.  This includes investment management and supervision; transfer agent and accounting services; fees for custody services; independent auditors and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration.  As a series of the American Independence Funds Trust (“AIF Trust”), the Acquiring Fund will pay certain operating expenses directly, apart from the investment management fee.  The AIF Trust has contracted directly with third party providers to perform such services, including the transfer agent, fund accounting agent, administrator and distributor.  These contractual changes account for the increase in “Other Expenses” in the table shown below.   Therefore, total gross operating expenses of the Acquiring Fund are expected to be 4.49%, whereas the gross operating expenses of the Acquired Fund are 2.09%.

Management Fees of the Acquiring Fund have decreased from 1.90%, charged by the Acquired Fund, to 1.75%.  However, the Class A shares of the Acquiring Fund charges a 0.50% distribution (12b-1) and shareholder servicing fee.  In addition, Class A shares of the Acquired Fund have a sales load of 2.25%.

The table below compares the fees and expenses of the Acquired Fund and Class A to the estimated fees and expenses of the Institutional Class of the Acquiring Fund.  The Acquired Fund’s fees and expenses are based on actual expenses for the twelve months ended August 31, 2009.  The Acquiring Fund’s expense ratios are constructed by assuming that the Reorganization occurred on September 1, 2008 and represent the estimated hypothetical expenses of the AI Fusion Fund for the twelve months ended August 31, 2009. The Acquiring Fund will feature an Institutional Class of shares and Class A shares which will have Expense Ratios which shall be capped as a percentage of net assets (pursuant to an agreement which shall run a minimum of one year).

For financial statement purposes the Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Fund’s operating history will be used for financial reporting purposes.

Following the expense ratio tables are expense examples intended to help you compare and contrast the cost of investing in the Fund as it currently exists and the AI Fusion Fund. The expense examples depict the dollar amount of expenses on a hypothetical investment in the Fund and the AI Fusion Fund for the periods shown.

SHAREHOLDERS FEES (1)	Acquired Fund	Acquiring Fund – AI Fusion Fund
(fees paid directly from your account)		Class A Shares	Institutional Class Shares
Maximum sales charge (load) imposed on Purchases (as a percentage of offering price)	None	2.25%	None
Maximum contingent deferred sales charge (“CDSC”) (as a percentage of the Net Asset Value at purchase)	None	None (2)	None
Redemption Fee	None	None	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	1.90%(3)	1.75%	1.75%
Distribution (12b-1) and Service Fees	None	0.50(4)	None
Other Expenses (5)	None	2.55%	2.55%
Acquired Fund Fees and Expenses (6)	0.19%	0.19%	0.19%
Total Annual Fund operating Expenses Before Reductions	2.09%	4.99%	4.59%
Expense Reductions (8)	None	-2.40%	-2.50%
Total Annual Fund Operating Expenses After Reductions (7) (8)	2.09%	2.59%	2.09%

(1) Shareholders of the Acquired Fund are charged a fee by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (“Transfer Agent”) for outgoing wire transfers, returned checks and stop payment orders.

(2) Class A shares of the Acquiring Fund that are purchased in amounts of $1,000,000 or more will be assessed a 0.50% CDSC if they are redeemed within one year of the date of purchase and a 0.25% CDSC if redeemed after the first year and within the second year.

(3) The Acquired Fund’s Advisory Agreement requires the Adviser to provide or pay the costs of all advisory and non-advisory services required to operate the Fund in exchange for a single unitary management fee.  This includes investment management and supervision; transfer agent and accounting services; fees for custody services; independent auditors and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration.

(4)  The Board of the Acquiring Fund approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for Class A shares which would provide for a fee paid monthly at an annual rate of up to 0.25%.

(5) Other Expenses are based on estimated amounts for the current fiscal year restated.

(6) Funds are required to disclose “Acquired Fund Fees and Expenses” in the above fee table.  Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds.  The indirect fee represents a pro rata portion of the cumulative expenses charged by the other mutual funds.  Acquired Fund Fees and Expenses are reflected in the mutual fund’s net asset value.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.90%, 2.40% and 1.40% for the Acquired Fund, the Acquiring Fund Class A shares and the Acquiring Fund Institutional Class shares, respectively.

(7) Pursuant to an operating expense limitation agreement between the Adviser and the Acquired Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 1.90% of the Fund’s average net assets, until September 28, 2010 (three years from commencement of operations), subject to annual re-approval of the agreement by the Board of Trustees.  The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.”  This operating expense limitation agreement can be terminated at any time at the discretion of the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

(8)  Pursuant to an operating expense limitation agreement between the Adviser and the Acquiring Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Acquiring Fund to ensure that Total Annual Operating Expenses do not exceed 2.59% of the Fund’s average net assets for the Class A Shares and 2.09% of the Fund’s average net assets for the Institutional Class Shares, until December 31, 2010. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.”  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example

The following examples help you compare the costs of investing in the Fund and the AI Fusion Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years
Fund (Acquired Fund)	$212	$655	$1,124
AI Fusion Fund (Acquiring Fund):
Class A Shares	481	1,414	2,353
Institutional Class Shares	212	1,071	1,946

II.       PRINCIPAL RISK FACTORS

Because both the Fund and the AI Fusion Fund (together the “Funds” or each a “Fund”) have the same investment objectives and similar policies and strategies, the Funds are subject to the same principal risks as summarized below.

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the adviser’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Quantitative Investment Strategies Risk. Quantitative strategies, including statistical arbitrage, are highly complex, and, for their successful application, require relatively sophisticated mathematical calculations and relatively complex computer programs. Such strategies are dependent on various computer and telecommunications technologies and upon adequate liquidity in markets traded. The successful execution of these strategies could be severely compromised by, among other things, a diminution in the liquidity of the markets traded, telecommunications failures, power loss and software-related “system crashes.” These strategies are also dependent on historical relationships that may not always be true and may result in losses.  In addition, the “slippage” from entering and exiting positions (i.e., the market impact of trades identiﬁed by the quantitative strategies) may be signiﬁcant and may result in losses.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Equity Market Risk.  The Fund invests indirectly in common stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change.  These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Small-, Medium- and Large-Sized Companies Risk.    Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.  Securities of those companies may have limited market liquidity and their prices may be more volatile.  Although diminished in large-sized companies, the risks of investing in all companies include business failure and reliance on erroneous reports.  Small- and medium-sized companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-sized companies.

Foreign Securities and Currency Risk.   The Fund may invest in securities of foreign issuers of any size and foreign securities traded on a national securities market.

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the U.S.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  The Fund may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the securities’ assets denominated in that currency.  Such changes will also affect the securities’ income.  The value of the securities’ assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Taxes.  The interest and dividends payable on certain of the securities’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to shareholders, including the Fund.

Costs.  To the extent that securities in which the Fund invests is invested in foreign securities, the securities’ expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets.  The securities in which the Fund invests may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Bond Market Risk.  Some of the securities or other investment companies in which the Fund may invest are invested in a broad range of bonds or fixed-income securities.  To the extent that a security or other investment company is so invested, the return on, and value of, an investment will fluctuate with changes in interest rates.  Typically, when interest rates rise the fixed-income security’s market value declines (interest-rate risk).  Conversely, when interests rates decline the market value of a fixed-income security rises. A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition (credit quality risk).  This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Zero-Coupon Bond Risk.  The Fund may invest up to 30% of net assets in zero-coupon bonds.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  If the issuer defaults, the holder may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero- coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.

Non-Diversified Fund Risk.  The Fund is “non-diversified” and therefore not required to meet certain diversification requirements under federal laws.  The Fund may invest a greater percentage of its assets in the securities of an issuer.  However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Tax Risk.  The Fund’s short sales will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders.

Short Sale Risk.  The Fund is subject to short sale risk.  Short selling shares of securities may result in the Fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.  This would occur if the lender required the Fund to deliver the securities it borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.  Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale.  In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security.  The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.  Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that signiﬁcantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.  Taking short positions in securities and investing in derivatives will each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in short selling and derivative transactions and are required to identify and earmark assets to provide asset coverage for short positions and derivative transactions.  The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

U.S. Government Obligations Risk.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%) and could increase brokerage commission costs.  To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.  Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains taxed at ordinary income rates.

Repurchase Agreement risk. Repurchase Agreements carry the risk that the other party may not fulfill its obligations under the Agreement. This could cause the value of your investment in a fund to decline.

Securities lending risk. To earn additional income, the Fund may lend its securities to qualified financial institutions. Although these loans are fully collateralized, a fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

III.     COMPARISON INFORMATION ABOUT THE FUND AND THE ACQUIRING FUND

A.     General.

i.          Governing Law. Both the Fund and the Acquiring Fund are separate series of trusts, Trust for Professional Managers (“TPM”) and American Independence Funds Trust (“AIFT”), respectively.  The Fund and Acquiring Fund are each authorized to issue an unlimited number of shares of beneficial interest. Each trust’s operations is governed by the respective trust’s Agreement and Declaration of Trust, By-Laws and Delaware law.  The TPM is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.   The Fund is one series, or mutual fund, formed by the Trust.  The Fund is a non-diversified series and has its own investment objective and policies.

AIFT is a Delaware statutory trust, organized under the laws of Delaware on October 7, 2004 as an open-end, management investment company.  The AI Fusion Fund is a separate investment fund or portfolio, commonly known as a mutual fund.  Currently, the AIF Trust has 12 separate funds.

ii.         Board of Trustees. The Board of Trustees for TPM has four trustees, one of whom is an interested person as that term is defined under the 1940 Act. For more information, refer to the December 29, 2008 Statement of Additional Information, as supplemented, for the Fund, which is incorporated by reference into this Proxy/Prospectus.

The Board of Trustees for AIFT has nine trustees, two of whom are interested persons as that term is defined under the 1940 Act. For more information, refer to the Statement of Additional Information for the Acquiring Fund, which is incorporated by reference into this Proxy/Prospectus.

iii.        Share Classes. The Fund and the Acquiring Fund are each a separate series of TPM and AIFT, respectively, and both may include more than one class of shares.  Currently, the Fund does not have more than one class of shares.  The Acquiring Fund will have two classes, an Institutional Class and a Class A.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.  Please see “Purchase and Redemption Procedures and Other Shareholder Information for the Acquiring Fund”.

iv.       Fiscal Year End.  The Fund has a fiscal year end of August 31.  The Acquiring Fund has a fiscal year end of October 31.

B.      Comparison Investment Objectives, Strategies and Principal Risks in the Funds. If the Reorganization is approved, the investment policies and restrictions for the Fund will be substantially similar for the Acquiring Fund. Certain differences between the Acquired Fund and the Acquiring Fund are described below.  The table below delineates the differences, if any, between the (i) investment objectives; (ii) investment strategies; (iii) investment policies; and (iv) principal risks.  The main difference in the investment strategies is that the AI Fusion Fund intends to meet its objective by investing in equity securities as well as exchange-traded funds (“ETFs”); while the Fund currently invests primarily in ETFs.

	Fund	AI Fusion Fund
Objectives

Long-term capital appreciation across a wide variety of market conditions, with the goal of providing longer term investors better returns with less volatility than the broad equity market averages across a full market cycle.

Methodologies to meet the Objectives

Applies proprietary trend-following methodologies including a top-down approach designed to profit from market trends in both directions in these broad asset classes, with little regard for fundamental research and/or analysis of individual equity or debt securities.

Applies proprietary quantitative and trading methodologies, using bottom up and top-down strategies and methodologies designed to profit from market trends in both directions in these asset classes.

Specifically, the Adviser will take long positions, or buy securities, at the outset of upward trends and take short positions in, or sell and/or sell short securities, in downward trends in the value of such securities.  The Adviser also actively employs the use of cash and cash equivalents in an attempt to both sidestep market declines as well as lower overall portfolio volatility.

Primary investments.

Invests in exchange-traded funds (“ETFs”) which represent general asset classes, including: both U.S. and overseas equity markets; U.S. fixed income markets; broad commodity indices; and the U.S. dollar.

Under normal market conditions, the Fund will allocate its assets among ETFs that invest in securities of various regions and countries, including the United States (as conditions warrant, the Fund may deviate from this strategy, but will allocate at least 30% of its assets among ETFs that are invested in securities of at least three countries, including the United States).  The Fund’s portfolio may include ETFs which invest in both developed and emerging markets in Europe, the Far East, the Middle East, Africa, Australia, Latin America and North America.

The Fund may invest up to 30% net long and 30% net short in international ETFs.  Additionally, the Fund may invest directly in the securities which comprise the ETFs discussed above, such as individual equities and U.S. Government obligations.

Invests in equities, exchange-traded funds (“ETFs” representing: both U.S. and overseas debt and equity securities.  The Fund will only invest in debt securities of Government and Government secured bonds.

Under normal market conditions, the Fund will allocate its assets among securities of various regions and countries, including the United States.  The Fund’s portfolio may include securities in both developed and emerging markets in Europe, the Far East, the Middle East, Africa, Australia, Latin America and North America.

The Fund may invest up to 150% net long and 50% net short.  The long and short investment will occur at the same time.

The Fund may also invest up to 30% of its net assets in U.S. Government zero-coupon bonds.  In addition, the Fund’s investments may include other investment companies in accordance with the requirements of the Investment Company Act of 1940, as amended.

Leverage techniques

The Fund may employ both leveraged investment techniques as well as short positions on target securities which allow the Fund a net exposure which can range from 130% net long to 50% net short in its portfolio. Such extremes however, will be uncommon.

The Fund may employ both leveraged investment techniques as well as short positions on target securities which allow the Fund a net exposure which can range from 150% net long to 50% net short in its portfolio. Such extremes however, will be uncommon.

Borrowing

The Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.

The Fund may also borrow money to meet redemptions or for other emergency purposes.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Restricted and illiquid securities

Certain types of securities in which the Fund may invest may be illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.  There are generally no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act), except to the extent such securities may be considered illiquid.  Illiquid securities may not exceed 15% of the Fund’s net assets.

Lending

The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The value of the loaned securities may not exceed one-third of the Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

Other investment policies and restrictions

As described above, the Portfolio and the Fund have substantially similar principal investment policies and restrictions.  For a more complete discussion of the Fund’s other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

Risks.  Given that the Funds have similar investment strategies, the risks are generally the same.  However, for the Acquiring Fund, the following is an additional risk based on the change in the investment methodology.

Quantitative Investment Strategies Risk. Quantitative strategies, including statistical arbitrage, are highly complex, and, for their successful application, require relatively sophisticated mathematical calculations and relatively complex computer programs. Such strategies are dependent on various computer and telecommunications technologies and upon adequate liquidity in markets traded. The successful execution of these strategies could be severely compromised by, among other things, a diminution in the liquidity of the markets traded, telecommunications failures, power loss and software-related “system crashes.” These strategies are also dependent on historical relationships that may not always be true and may result in losses.  In addition, the “slippage” from entering and exiting positions (i.e., the market impact of trades identiﬁed by the quantitative strategies) may be signiﬁcant and may result in losses.

IV.     INFORMATION ABOUT THE PROPOSED REORGANIZATION

A.     The Reorganization Agreement.  The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Agreement and Plan of Reorganization (“Reorganization Agreement”) attached as Appendix A to this Proxy/Prospectus.  This Reorganization Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (iii) the distribution, after the Closing Date, of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund.  Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on December 30, 2009, or on such later date as the parties may agree (“Closing Date”).

If the Reorganization is approved, shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in TPM’s Declaration of Trust and the Acquired Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.  The Acquiring Fund and Acquired Fund agree, however, to use Interactive Data Corporation to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

 The number of the Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value the Acquired Fund’s shares then outstanding. Upon the Acquired Fund’s liquidating distribution each holder of shares of the Acquired Fund will receive shares of the corresponding Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

All issued and outstanding shares of the Acquired Fund will thereafter be canceled on the books of the Acquired Fund.

The Board of the Acquired Fund and the Board of the Acquiring Fund have determined with respect to each of its respective Fund that the interests of its Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Fund.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund as defined in the 1940 Act. See “Voting Information” below.

B.      Termination of the Reorganization Agreement. This Agreement may be terminated by the mutual agreement of AIFT and TPM. In addition, either AIFT or TPM may at its option terminate this Agreement at or prior to either Closing Date due to (a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or (c) a determination by the party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

C.     Description of the Acquiring Fund’s Shares.  Shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund, which will be fully paid and non-assessable when issued and will have no preemptive or conversion rights. The Acquiring Fund will not issue share certificates.

D.     Reasons for the Reorganization and Board Considerations.  The proposed Reorganization was presented to the TPM Board for consideration at a Board meeting held on October 23, 2009, and was approved at that meeting. The reason for the Reorganization is that the Advisor believes that reorganizing the Fund into the Acquiring Fund will provide better opportunities for Fund growth. There will be no changes to the investment advisor or investment objectives as a result of the Reorganization, and the Acquiring Fund’s policies and strategies will be substantially similar to those of the Fund.

Following extensive discussions of the advantages and disadvantages to the Acquired Fund, based on its evaluation of all material factors, including those described below, the Acquired Fund’s Board, including all of the Independent Board Members, determined that: (1) participating in the proposed Reorganization is in the best interests of the Acquired Fund; and (2) the Reorganization would not result in the dilution of the interests of the Acquired Fund’s shareholders. In considering the proposal, the Board did not identify any single factor or piece of information as all-important or controlling.

The Board of Trustees made its decision to approve the Agreement and Plan of Reorganization after considering the following factors:

•         the investment objectives, policies and restrictions of the Fund are similar to those of the Acquiring Fund;

•         the Acquiring Fund will be managed by the current Advisor to the Acquired Fund; and the Advisor was recently approved by shareholders at a meeting held July 31, 2009;

•         the fees and expenses of the Acquiring Fund are expected to be substantially similar to those of the Fund;

•         the cost of the Reorganization will not be borne by the Fund or its shareholders;

•         the shareholders would likely not experience any tax consequences;

•         the Reorganization will not result in the dilution of the value of the outstanding shares of the Fund; and

•         the fact that the Acquired Fund has not achieved a sufficient size to allow efficient operation

At a meeting held on June 26, 2009, the Board of Trustees of AIFT similarly found that participation in the Reorganization is in the best interests of AIFT.

E.      Tax Status of the Reorganization.  The Reorganization is intended to result in no income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion from Dechert LLP, counsel to the American Independence Funds, substantially to the effect that

•         The Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code;

•         No gain or loss will be recognized by your Fund upon (1) the transfer of all of its assets to the AI Fusion Fund as described in this Proxy/Prospectus or (2) the distribution by your Fund of AI Fusion Fund shares to your Fund’s shareholders;

•         No gain or loss will be recognized by the AI Fusion Fund upon the receipt of your Fund’s assets solely in exchange for the issuance of AI Fusion Fund shares to your Fund and the assumption of your Fund’s liabilities by the AI Fusion Fund;

•         The basis of the assets of your Fund acquired by the AI Fusion Fund will be the same as the basis of those assets in the hands of your Fund immediately before the transfer;

•         The tax holding period of the assets of your Fund in the hands of the AI Fusion Fund will include your Fund’s tax holding period for those assets;

•         You will not recognize a gain or loss upon the exchange of your shares of your Fund solely for the AI Fusion Fund shares as part of the Reorganization;

•         The basis of the AI Fusion Fund shares received by you in the Reorganization will be the same as the basis of your shares of your Fund surrendered in the exchange; and

•         The tax holding period of the AI Fusion Fund shares you receive will include the tax holding period of the shares of your Fund surrendered in the exchange, provided that you held the shares of your Fund as capital assets on the date of the exchange.

In rendering such opinions, counsel shall rely upon, among other things; reasonable assumptions as well as representations of your Fund and the AI Fusion Fund (see the annexes to the Plan).

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

You should consult your tax adviser for the particular tax consequences to you of the Reorganizations, including the applicability of any state, local or foreign tax laws.

V.       VOTING INFORMATION

A.     General Information.  Each share of your Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.  A quorum is required to conduct business at the Special Meeting. With respect to the Fund, the presence in person or by proxy of a majority of the outstanding shares of the Fund entitled to cast votes at the Special Meeting will constitute a quorum.  A favorable vote of a “majority of the outstanding voting securities” of the Fund is required to approve each Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable the Fund represented at the meeting, if at least 50% of all outstanding shares of the Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the meeting.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted towards a quorum.	Shares “present” in person will be voted in person at the Meeting. Shares present by proxy will be voted in accordance with instructions.
Broker Non-Vote (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares)	Considered “present” at Meeting for purposes of quorum.	Broker non-votes do not count as a vote “for” and effectively result in a vote “against” the Proposal.
Proxy with No Voting Instruction (other than Broker Non-Vote)	Considered “present” at Meeting for purposes of quorum.	Voted “for” the proposal.
Vote to Abstain	Considered “present” at Meeting for purposes of quorum.	Abstentions do not constitute a vote “for” and effectively result in a vote “against” the Proposal.

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by AIFS, AIFT’s transfer agent, or by broker-dealer firms. AIFS will bear the cost of such solicitation.

B.      Revoking Proxies.   As a shareholder of the Fund and by signing and returning a proxy, you have the power to revoke it at any time before it is exercised:

•         by filing a written notice of revocation with the Secretary of the Trust, or

•         by returning a duly executed proxy with a later date before the time of the Special Meeting, or

•         if a shareholder has executed a proxy but is present at the Special Meeting and wishes to vote in person, by notifying the secretary of the Trust (without complying with any formalities) at any time before it is voted. Being present at the Special Meeting alone does NOT revoke a previously executed and returned proxy.

C.     Outstanding Shares.  Only shareholders of record on October 30, 2009 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. As of the record date, the following number of shares of the Fusion Fund were outstanding.

Shares Outstanding (as of October 30, 2009)
Fusion Fund	411,868.770

D.     Adjournments.  If, by the time scheduled for the Special Meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes “for” the proposals have not been received, the persons named as proxies may propose the Special Meeting be postponed to another date and time, and the Special Meeting may be held as adjourned within a reasonable time after the date set for the original Special Meeting. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 90 days of the original Special Meeting (in which case the Board of Trustees of the Trust will set a new record date), your Fund will give notice of the adjourned meeting to its shareholders.

E.      Control Persons and Principal Shareholders.  As of the Record Date, the officers and the Trustees of the Trust as a group owned or controlled less than 1% of the Fund’s outstanding shares in the aggregate.

Control Persons. To the best knowledge of the Trust, as of the Record Date, the following are the only persons who owned of record or beneficially, more than 25% of the outstanding shares of the Fund.

Name and Address	Amount of Shares Owned	Percentage of Class Owned	Percentage of Fund Owned
Charles Schwab & Co, Inc., 101 Montgomery Street, San Francisco, CA 94104-4151	411,660,292	99.9%	99.9%

Principal Shareholders. To the best knowledge of the Trust, as of the Record Date, no person except as set forth in the following table owned of record 5% or more of the outstanding shares of the Fund. The following table sets forth the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of the Investor Shares and I shares, respectively. The type of ownership of each entry listed on the table is record ownership. The percentage of the AI Fusion Fund that would be owned by the below named shareholders upon consummation of the Reorganization is not expected to change.

Name and Address	Amount of Shares Owned	Percentage of Class Owned	Percentage of Fund Owned
Charles Schwab & Co, Inc., 101 Montgomery Street, San Francisco, CA 94104-4151	411,660,292	99.9%	99.9%

As of the Record Date, the AI Fusion Fund has not yet commenced operations and has no outstanding shares.

VI.     ADDITIONAL INFORMATION ABOUT THE Aquiring fund

A.     Distribution Arrangements.  Foreside Distribution Services L.P. (“Foreside” or the “distributor”), an unaffiliated broker/dealer, is the distributor for the Acquiring Fund and is located at Ground Floor, Two Portland Square, Portland, ME  04101.

The Acquiring Fund has adopted a plan that allows its Class A Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (FINRA), from its assets for selling and distributing its shares.  The fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets.  These fees consist of up to 0.25% for distribution services and expenses of the Class A assets, and up to 0.25% for shareholder services. Distribution and/or service fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.  Class I shares are not subject to any distribution and/or service fees under the plan.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through whom you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above. In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Acquiring Fund. These payments are not reflected as additional expenses in the fee tables contained in this Proxy Statement/Prospectus. The recipients of these payments may include the Acquiring Fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the Acquiring Fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Acquiring Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the Acquiring Fund on which fees are being charged

Payments may also be made by the Acquiring Fund or AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services. Payments may also be made for administrative services related to the distribution of the Acquiring Fund’s shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

B.      Purchase, Redemption and Exchanges of Fund Shares and Other Shareholder Information.  The following information provide details on shareholder transactions and services of the Acquiring Fund. Reference to the “Fund” or “Funds” in the following section only refers to the Acquiring Fund or funds of AIFT.

HOW TO INVEST

In this section, you will find information on how to invest in the Acquiring Fund, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices as an American Independence Funds’ shareholder. You can find out more about the topics covered here by contacting the American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Purchasing and Adding to Your Shares.  You may purchase shares of the Acquiring Fund through Foreside Distribution Services, LP (the “Distributor”) or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cutoff time for purchase and sale requests. Shares of the Fund may not be available for sale in all states. Consult your investment representative or institution for specific information.

Class A Shares of the Acquiring Fund is offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more a contingent deferred sales charge (“CDSC”) of 0.50% will be assessed if redeemed within one year of purchase and a 0.25% CDSC will be assessed if redeemed after the first year and within the second year. The minimum investment for Class A Shares is $2,000. Subsequent investments are $250.

The Acquiring Fund also offers an Institutional Class Share at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of “Institutional Investors”:

(1)     trusts, or investment management and other fiduciary accounts managed or administered by AIFS or its affiliates or correspondents pursuant to a written agreement,

(2)     any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by AIFS or its affiliates or correspondents, pursuant to a written agreement, and

(3)     other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus.

The minimum initial investment amount for the Institutional Class Shares is $1,000,000. The Fund may waive its minimum purchase requirement or may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See “Anti-Money Laundering Program” at the end of this section and the “Market Timing Policies” section.

A separate application is required for Individual Retirement Account investments.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Neither third-party checks, money orders, bank starter checks nor credit card convenience checks are accepted.

Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern Time, will become effective that day.

Class A Share Sales Charge Schedule.  In purchasing Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the Broker-Dealer the full front-end sales charge.

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $100,000	2.25%	2.30%	2.00%

$100,000 to $249,999	1.50%	1.52%	1.25%

$250,000 to $499,999	1.25%	1.27%	1.00%

$500,000 to $999,999	1.00%	1.01%	.75%

$1,000,000 and over(1)	0.00%	0.00%	0.50%

(1)   We will assess Class A share purchases of $1,000,000 or more a .50% CDSC if they are redeemed within one year from the date of purchase or .25% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers” and “Waivers for Certain Parties”). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Class A Share Sales Charge Reductions.  If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

➢       You pay no front-end or back-end sales charges on Acquiring Fund shares you buy with reinvested distributions.

➢       You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

➢       By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

➢       Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A and Class C shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

➢       You pay no sales charges on Acquired Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

➢       You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

➢       a family unit, including children under the age of twenty-one or single trust estate;

➢       a trustee or fiduciary purchasing for a single fiduciary relationship; or

➢       the members of a “qualified group,” which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring shares at a discount.

CDSC Waivers.  The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m) (7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

•         Current and retired employees, directors/trustees and officers of:

•         American Independence Financial Services, LLC and its affiliates; and

•         Family members of any of the above.

•         Current employees of:

•         The National Basketball Players Association;*

•         Broker-dealers who act as selling agents; and

•         Immediate family members (spouse, sibling, parent or child) of any of the above.

*The National Basketball Players Association negotiates on behalf of all members with certain financial service providers. The Adviser is included as part of the National Basketball Players Association’s financial education program.

Contact your selling agent for further information.  We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Buying, Selling or Exchanging Shares.  Use the instructions on these pages if you are investing directly with American Independence Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.  Key address information for the Acquiring Fund is below.

Regular mail	Express, registered, or certified
American Independence Funds	American Independence Funds
PO Box 8045	c/o Boston Financial Data Services
Boston, MA 02266-8045	30 Dan Road
Canton, MA 02021

How to Buy Fund Shares

First Investment	Additional Investment
By mail or express delivery

•      Complete and sign an application (if you need an application, you may download it from the web site or call 1-888-266-8787)

•      Send the application to us at the appropriate address, along with an investment check made out to “American Independence Funds”

•     Make out an investment check to “American Independence Funds”

•     Return a deposit stub or write a letter that includes your name, account number, the amount of your investment, and the fund name and share class

•     Sign the letter, enclose the check, and mail it to the appropriate address

By wire
• Call 1-888-266-8787 for instructions before wiring any money	▪ Call 1-888-266-8787 for instructions before wiring any money • Be aware that your bank may charge a fee to wire money
By phone
Initial investments cannot be made by phone. Please complete and mail an application to the appropriate address.

•     To use this service, call 1-888-266-8787 to verify that the service is in place, then using the voice prompts you may place your purchase order

•      Prior to placing a purchase order by phone via ACH transfer, you must first have your bank account instructions established on your account. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

Automatic investment plan
You can enroll in the automatic investment plan by completing the appropriate section on the application.

•      To make changes to your automatic investment plan you may do so online at www.aifunds.com. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

* Note: A signature guarantee is required in order to add bank account instructions to your account.

How to Sell or Exchange Shares

Exchanging Into Another Fund	Selling Shares
Be sure to obtain and read a current prospectus for the fund you are exchanging into. For additional information please contact us at 1-888-266-8787	Some sell orders, including those for more than $100,000, must be placed in writing with a signature guarantee. There is a $25 minimum on exchanges of fund shares.

By fax

Send a fax to 877-513-1129 that includes your account number, the fund and share class you are exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund you are exchanging into.

Have the fax signed by all account owners, with the name(s) and address exactly as they are on the account

•     Write a letter that includes your account number, the fund and share class, and the dollar value or number of shares to be sold

•     Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

•     Mail or fax the letter to the appropriate address

•      Fax number for Exchanging/Selling/Update to the Funds is 1-877-513-1129.

By mail or express delivery

•      Write a letter that includes your account number, the fund and share class you are exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund you are exchanging into

•      Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

•      Mail the letter to the appropriate address

•      Write a letter that includes your account number, the fund and share class, and the dollar value or number of shares to be sold

•      Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

•     Mail the letter to the appropriate address

By phone, wire, or ACH
• Call 1-888-266-8787 to request an exchange

•     To use this service, call 1-888-266-8787 to verify that the service is in place, then using the voice prompts you may place your sell order

•     Prior to placing a sell order by phone via wire or ACH transfer, you must first have your bank account instructions established on your account. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

• Telephone redemption to your address of record is available unless you declined it on your application • minimum sell order for wire is $1,000, for ACH transfer $100

Systematic withdrawal plan

You can enroll in the systematic withdrawal plan by completing the appropriate section on the application.  You must have a minimum balance of $1,000 to set up your systematic withdrawal plan. Withdrawals can be for as little as $100 each.

If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system.  You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record.

SHAREHOLDER SERVICES AND POLICIES.

As an American Independence Fund’s shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

Our “One Copy Per Household” Policy.  We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor call 1-888-266-8787.

Shareholder Services.  You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place call 1-888-266 -8787 and request an Additional Service Request Form and one will be mailed to your address of record.

Tax-advantaged investment plans.  A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdale Education Savings Accounts and pension plans. All Funds and all share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Directed reinvestments. Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

Dollar Cost Averaging.  Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principal in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

Policies About Transactions

Business hours. The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each American Independence Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed. You can place an order to buy or sell shares at any time. A purchase request received by American Independence Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in “good order” will be processed at that day’s NAV plus any applicable sale charge or redemption fee. Because any order you place through an investment advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Paying for shares you buy. Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us.

Wire transaction policies. Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

Our Customer Identification Program.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government -issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account.

To the extent permitted by applicable law, AIFT reserves the right to place limits on transactions in your account until your identity is verified.

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Orders that require a signature guarantee.  There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

•         when you want to sell more than $100,000 worth of shares

•         when you want to send the proceeds to a third party

•         when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell.  Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days. There are two main circumstances under which payment to you could be delayed more than seven days:

•         when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

•         when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the Fund calculates share prices.  The price at which you buy and sell shares of the Fund is the net asset value per share (NAV) for the share class and fund involved. We calculate a NAV for each fund and share class every day the Funds are open for business. With each fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Limits on exchanges, purchases, and redemptions.  Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of “market timing.” We may also reject or limit purchase orders, for these or other reasons.

The Trust's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short- term trading that may disadvantage long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated with Excessive or Short-Term Trading.  To the extent that the Fund or agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund reserves the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If the Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders.

The Fund and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder's trading activity. The Fund may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Fund. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

How the Fund values its holdings.  We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Share certificates.  We do not issue share certificates.

Other Rights We Reserve.  You should be aware that we may do any of the following:

•         reject your account application if you fail to give us a correct Social Security or other tax ID number

•         withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

•         close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account

•         pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.

•         change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

•         suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares

•         withdraw or suspend the offering of shares at any time

•         reject any order we believe may be fraudulent or unauthorized

•         reject or limit purchases of shares for any reason

•         reject a telephone redemption if we believe it is advisable to do so

Dividends, Distributions and Taxes.  Any income the Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the Fusion Fund are paid annually. Capital gains for the Fund are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long- term capital gain distribution if the Fund sells securities that have been held for more than one year; the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares. Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

C.     Financial Highlights.  The most recent fiscal year end of the Acquired Fund is August 31, 2009.  The Acquiring Fund has not yet commenced operations and therefore does not have any financial information.  The fiscal year of the Acquiring Fund is October 31.

VII.      OTHER INFORMATION

A.     Shareholder Proposals.  The Trust is organized as a statutory trust under the laws of the Delaware. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Amended and Restated Agreement and Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

B.      Other Business.  The Adviser and the Trust know of no business to be presented to the Special Meeting other than the matters set forth in this Proxy/Prospectus.

C.     Available Information. The Fund and the AI Fusion Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

D.     Experts.  The audited financial statements for the Fund, appearing in the Fund’s Annual Report dated August 31, 2009, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report therein and incorporated by reference into the Statement of Additional Information relating to this Proxy/Prospectus. Such financial statements are incorporated therein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

VIII.       MATERIALS INCORPORATED BY REFERENCE

Information about the Fund is included in the Prospectus for the Fund (as supplemented) dated December 29, 2008, which is incorporated herein by reference.

Information about the AI Fusion Fund is included in the Prospectus for the AI Fusion Fund dated  December 30, 2009, a copy of which accompany this Proxy/Prospectus and is incorporated herein by reference.

Draft

Exhibit A--Form of Agreement and Plan of Reorganization

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 20th day of December, 2009, by and between Trust for Professional Managers (“TPM”), a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, WI 53202, with respect to The Fusion Fund, a separate series of TPM (the “Acquired Fund”), and American Independence Funds Trust (“AIFT”), a Delaware statutory trust, with its principal place of business at 335 Madison Avenue, Mezzanine, New York, NY 10017, with respect to the Fusion Fund, a separate series of AIFT (the “Acquiring Fund” and, collectively with the Acquired Fund, the “Fund”).

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of AIFT and TPM, respectively, and AIFT and TPM are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest; and

WHEREAS, the parties desire to change the form of organization of the Acquired Fund from a series of TPM to a series of AIFT; it being anticipated that the Reorganization will provide Acquired Fund shareholders with economies of scale and administrative efficiencies; and

WHEREAS, the Trustees of TPM have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’ LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1     THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets and liabilities, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (i) to deliver to the Acquired Fund the number of full and fractional shares of the Acquiring Fund equal in value to the value of full and fractional shares of the Acquired Fund then outstanding and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible prior to the Closing Date. The Acquiring Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”): (a) the Acquired Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Acquired Fund, in an amount equal in value to the NAV of the Acquired Fund’s shares, to be distributed to shareholders of the Acquired Fund.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the Closing Date, and such later date on which the Acquired Fund is terminated.

1.8 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in TPM’s Declaration of Trust and the Acquired Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.  The Acquiring Fund and Acquired Fund agree, however, to use Interactive Data Corporation to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in AIFT’s Declaration of Trust and the Acquiring Fund’s then current Prospectus and Statement of Additional Information.

2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of each corresponding Acquired Fund’s shares then outstanding. Upon the Acquired Fund’s liquidating distribution each holder of shares of the Acquired Fund will receive shares of the corresponding Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4 DETERMINATION OF VALUE. Except with respect to the Acquired Fund’s assets, which shall be valued by U.S. Bancorp Fund Services, LLC, all computations of value shall be made by U.S. Bancorp Fund Services, LLC, in accordance with its regular practice in pricing the shares in connection with the Reorganization.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing (the “Closing”) will be on or about December 30, 2009, or such other date(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. U.S. Bank N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. U.S. Bancorp Fund Services, LLC, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Boston Financial Data Services (“BFDS”), its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of TPM or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. TPM and the Acquired Fund represent and warrant to AIFT and the Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of a statutory business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquired Fund is a separate series of a Delaware statutory business trust that is registered as an open-end management investment company, and such Delaware statutory business trust’s registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940 (the “1940 Act”) is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of TPM’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(g) The financial statements of the Acquired Fund are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of August 31, 2009, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(h) Since October 31, 2009, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed by such date, shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund’s Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)  From the date of this Agreement through the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Statement to be prepared, filed and distributed in accordance with Schedule 14A (as further defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o) From the effective date of  this Agreement through the effective date of the  Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing  Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading

(p)          The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.

(q) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by TPM, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. AIFT and the Acquiring Fund represent and warrant to TPM and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust’s registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The  Prospectus and Statement of Additional Information of the Acquiring Fund shall conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of AIFT’s Declaration of Trust or By-laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund;

(g) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the effective date of this Agreement through the Closing Date, any written information furnished by AIFT with respect to the Acquiring Fund for use in the Proxy Statement (as defined in paragraph 5.7 or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by AIFT with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(l) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(m) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by AIFT, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by AIFT, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n) The Acquiring Fund intends to qualify as a RIC under the Code and will continue to qualify as a RIC through the end of its first taxable year.

(o) At the Closing Date the Acquiring Fund’s investment objectives, strategies, policies and restrictions will be substantially identical to those of the Acquired Fund at the time of the Reorganization.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund.

5.2 APPROVAL OF SHAREHOLDERS. TPM will call a special meeting of Acquired Fund’s Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Cohen Fund Audit Services, Ltd. and certified by the TPM’s Treasurer.

5.7 PREPARATION OF POST-EFFECTIVE AMENDMENT.   AIFT covenants that it will have prepared and filed a post-effective amendment to the AIFT registration statement on Form N-1A for the purpose of creating the Acquiring Fund. The post-effective amendment will be effective on or before the Closing Date.

5.8           PREPARATION OF SCHEDULE 14A PROXY STATEMENT.  AIFT and the Acquiring Fund covenant that they will prepare, coordinate with the Acquired Fund the filing with the Commission, and deliver to the Acquired Fund shareholders in connection with such meeting, a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.  The Acquired Fund covenants that it will provide AIFT and the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

5.9 INDEMNIFICATION.

(a)          Subject to Sub-paragraph (d) below, AIFT will assume all liabilities and obligations of TPM relating to any obligation of TPM to indemnify its current and former Trustees and officers, acting in their capacities as such with respect to the Acquired Fund, to the fullest extent permitted by law and TPM’s Declaration of Trust, as in effect as of the date of this Agreement. Without limiting the foregoing, AIFT agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such with respect to the Acquired Fund, under the TPM’s Declaration of Trust as in effect as of the date of this Agreement shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against the Acquiring Fund and its successors or assigns.

(b) The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c) The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.  The Acquired Fund shall not indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any representation, disclosure, agreement  or other action or omission of American Independence Financial Services, LLC (the ”Advisor”) with respect to or on behalf of the Acquired Fund.

                            (d)      Notwithstanding the foregoing, TPM shall maintain insurance coverage for TPM Trustees and officers in the amount of three million dollars ($3,000,000) for five years after the Closing Date in accordance with the same terms and conditions of the current policy coverage for claims arising in connection with the Acquired Fund or the Acquiring Fund.  This insurance shall cover claims made against TPM, the Trustees and officers, notwithstanding the fact that the TPM does not sponsor the Acquiring Fund.  Accordingly, in the event that a claim arising in connection with the Acquired Fund or the Acquiring Fund is made against TPM, its Trustees or officers during the five year coverage period, AIFT shall bear the fifty thousand dollar ($50,000) deductible cost per claim, in addition to any subsequent premium increases or assessments made by the insurer against TPM as a result of the claim.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by AIFT’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The post-effective amendment on Form N-1A filed by AIFT with the SEC to create the Acquiring Fund has been declared effective by the Commission.

6.3 Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

6.4 For the period beginning at the Closing Date and ending not less than three years thereafter, AIFT, its successor or assigns shall provide, or cause to be provided, liability coverage at least as comparable to the liability coverage currently applicable to both former and current Trustees and officers of TPM, covering the actions of such Trustees and officers of TPM for the period they served as such.

6.5 TPM shall have received a letter of indemnification from the Advisor stating that it agrees to indemnify TPM, its employees, agents, directors, trustees and officers (each, an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses (including settlement costs) arising out of any litigation or regulatory action (including, without limitation, any shareholder litigation and any SEC staff inquiries, investigation, enforcement action or disciplinary action) in any way relating to the Fund, or relating to or resulting from (a) the Reorganization, (b) the management of the Fund by the Advisor, or (c) the Advisor’s duties to the Fund under the Investment Advisory Agreement between the Trust and the Advisor, or the Investment Advisers Act of 1940, as amended (any a “Claim”). The Advisor shall remain liable for indemnification as contemplated herein regardless of whether the transactions contemplated by this Agreement occur and this Section 6.5 shall survive the Closing and any termination of this Agreement pursuant to Section 11.1.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by TPM’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of TPM.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH

ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of TPM’s Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Acquired Fund shall have declared and paid a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s net investment company taxable income for all taxable periods, if any, ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods, if any, ending on or prior to such Closing Date (after reduction for any capital loss carry forward).

8.6 The parties shall have received a favorable opinion of Thompson Hine dated as of the Closing Date and addressed to the Acquiring Fund and Acquired Fund substantially to the effect that for federal income tax purposes with respect to the Acquired Fund:

(a) The transfer of all of the Acquired Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders and the termination of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for such shareholders’ shares of the Acquired Fund.

(d) No gain or loss will be recognized by the Acquired Fund’s Shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund Shares in the Reorganization.

(e) The adjusted tax basis of Acquiring Fund Shares received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will be the same as the adjusted tax basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each of the Acquired Fund’s Shareholders will include the period during which the Acquired Fund shares exchanged therefore were held by such shareholder, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f) The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(g) For purposes of Section 381 of the Code, either (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; or (ii) the Acquiring Fund will be treated as the same corporation as the Acquired Fund and the tax attributes of the Acquired Fund described in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization.

Such opinion shall contain such limitations as shall be in the opinion of Thompson Hine appropriate to render the opinions expressed therein.  Such opinion shall be based on customary assumptions and such representations as Thompson Hine may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, the Advisor, Wespac, or an affiliate thereof, shall bear all expenses of the transactions contemplated by this Agreement. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement on Schedule 14A under the 1933 Act covering Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees; (f) proxy solicitation costs of the transactions, (g) the cost of winding up and liquidating the Acquired Fund, and (h) all fees listed on the closing/transfer of assets schedule provided by TPM and U. S. Bancorp Fund Services, LLC.  The Advisor, or an affiliate thereof, shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1.  Notwithstanding the foregoing, the Advisor (or an affiliate thereof) will assume or pay only those expenses that are solely and directly related to the proxy statement, proxy solicitation and Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Acquired Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 AIFT, on behalf of the Acquiring Fund, and TPM, on behalf of the Acquired Fund, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of AIFT and TPM. In addition, either AIFT or TPM may at its option terminate this Agreement at or prior to either Closing Date due to:

(a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, AIFT, TPM, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of AIFT personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of AIFT. The execution and delivery of this Agreement have been authorized by the Trustees of AIFT on behalf of the Acquiring Fund and signed by authorized officers of AIFT, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in AIFT’s Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of TPM personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of TPM. The execution and delivery of this Agreement have been authorized by the Trustees of TPM on behalf of the Acquired Fund and signed by authorized officers of TPM, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in TPM’s Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TRUST FOR PROFESSIONAL MANAGERS, on behalf of the Acquired Fund

By:_________________________________

Name:     Joseph C. Neuberger

Title:         President

AMERICAN INDEPENDENCE FUNDS TRUST, on

behalf of the Acquiring Fund

By: ________________________________

Name:     Eric M. Rubin

Title:         President

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC, with respect

to Paragraphs 6.5 and 9.1 only

By:_________________________________

Name:     Eric M. Rubin

Title:         President

Form of Proxy Card

THE FUSION FUND

a series of

Trust for Professional Managers

SPECIAL MEETING OF SHAREHOLDERS – December 21, 2009

This proxy is solicited on behalf of the Board of Trustees of the Trust for Professional Managers (the “Trust”), on behalf of its series, The Fusion Fund (the “Fund”). The undersigned hereby appoints John P. Buckel and Jennifer A. Lima, each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Fund at the Special Meeting of Shareholders to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on December 21, 2009, and any adjournment thereof (“Special Meeting”), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

Date ________________

YOUR VOTE IS VERY IMPORTANT. PLEASE

COMPLETE, SIGN, DATE AND RETURN THE

ENCLOSED PROXY CARD PROMPTLY.

____________________________________

____________________________________

Signature(s) of Shareholder(s)

(Sign in the Box)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.  If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your Board of Trustees recommends that you vote "FOR" Proposal 1.

(1)  A proposal to approve an Agreement and Plan of Reorganization by and among the Fund and the American Independence Fusion Fund (“AI Fusion” or “Acquiring Fund”), a newly-created series of American Independence Funds Trust (the “AIF Trust”), which provides for and contemplates: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (iii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquiring Fund; and

FOR      [   ]               AGAINST  [   ]              ABSTAIN  [   ]

(2)     To transact such other business as may properly come before the meeting.

FOR      [   ]               AGAINST  [   ]              ABSTAIN  [   ]

 We need your vote before December 21, 2009.

PLEASE SIGN AND DATE THE REVERSE SIDE.